SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2001



                       EATON CORPORATION
--------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

      Ohio                    1-1396                 34-0196300
-----------------          ------------          -------------------
(State or other            (Commission           (I.R.S. Employer
 jurisdiction of            File Number)          Identification No.)
 incorporation)


              Eaton Center
            Cleveland, Ohio                             44114
----------------------------------------         -------------------
(Address of principal executive offices)              (Zip Code)


                           (216) 523-5000
                   -----------------------------
                   Registrant's telephone number,
                        including area code







Item 5.    Other Events
           ------------


On March 30, 2001, Eaton Corporation completed the sale of its Vehicle Switch/ Electronics Division (VS/ED). The following Business Segment Information has been restated to display VS/ED as a divested operation to provide comparative financial information for Eaton Corporation's ongoing Business Segments. The following provides Business Segment Information for the quarter, year to date and full year for the periods 1996 - 2000 and for the quarter ended March 31, 2001.
Eaton Corporation

Business Segment Information

                                                     Three months
                                                         ended
                                                    March 31, 2001
------------------------------------------------------------------
(Millions)                                              (unaudited)

Net sales
  Automotive                                               $   385
  Fluid Power                                                  673
  Industrial & Commercial Controls                             559
  Truck                                                        281
                                                           -------
Total ongoing operations                                     1,898
Divested operations                                             85
                                                           -------
Total net sales                                            $ 1,983
                                                           =======

Operating profit
  Automotive                                               $    54
  Fluid Power                                                   62
  Industrial & Commercial Controls                              50
  Truck                                                        (38)
                                                           -------
Total ongoing operations                                       128

Divested operations                                              7
Amortization of goodwill & other intangible assets             (24)
Interest expense - net                                         (42)
Gain on sales of businesses                                     38
Corporate & other - net                                         (3)
                                                           -------
Income before income taxes                                     104
Income taxes                                                    54
                                                           -------
Net income                                                 $    50
                                                           =======


Business Segment Information
                                                    Three months ended
                                                           2000
                                                     Mar 31     Jun 30
-----------------------------------------------------------------------
(Millions)                                        (unaudited)(unaudited)

Net sales of continuing operations
  Automotive                                        $   407    $   396
  Fluid Power                                           665        681
  Industrial & Commercial Controls                      579        604
  Truck                                                 443        405
                                                    -------    -------
Total ongoing operations                              2,094      2,086
Divested operations                                      90         83
                                                    -------    -------
Total net sales                                     $ 2,184    $ 2,169
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $    67    $    63
  Fluid Power                                            67         69
  Industrial & Commercial Controls                       49         65
  Truck                                                  60         52
                                                    -------    -------
Total ongoing operations                                243        249

Divested operations                                       6          2
Amortization of goodwill & other intangible assets      (23)       (25)
Interest expense - net                                  (44)       (45)
Gain on sales of businesses
Corporate & other - net                                  (6)         5
                                                    -------    -------
Income from continuing operations before
  income taxes                                          176        186
Income taxes of continuing operations                    63         63
                                                    -------    -------
Income from continuing operations                       113        123
Income from discontinued operations                      18         22
                                                    -------    -------
Net income                                          $   131    $   145
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $   141    $   166
Operating profit                                         27         33
Other income (expense) - net                             (2)        (1)
                                                    -------    -------
Income before income taxes                               25         32
Income taxes                                              7         10
                                                    -------    -------
Income from discontinued operations                 $    18    $    22
                                                    =======    =======

Business Segment Information
                                                    Three months ended
                                                            2000
                                                    Sept 30     Dec 31
-----------------------------------------------------------------------
(Millions)                                        (unaudited)(unaudited)

Net sales of continuing operations
  Automotive                                        $   346    $   353
  Fluid Power                                           630        631
  Industrial & Commercial Controls                      622        616
  Truck                                                 335        273
                                                    -------    -------
Total ongoing operations                              1,933      1,873
Divested operations                                      75         75
                                                    -------    -------
Total net sales                                     $ 2,008    $ 1,948
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $    38    $    46
  Fluid Power                                            44         55
  Industrial & Commercial Controls                       73         64
  Truck                                                   7        (12)
                                                    -------    -------
Total ongoing operations                                162        153

Divested operations                                       2         (2)
Amortization of goodwill & other intangible assets      (23)       (24)
Interest expense - net                                  (42)       (46)
Gain on sales of businesses
Corporate & other - net                                   6          4
                                                    -------    -------
Income from continuing operations before
  income taxes                                          105         85
Income taxes of continuing operations                    36         27
                                                    -------    -------
Income from continuing operations                        69         58
Income from discontinued operations                      24         26
                                                    -------    -------
Net income                                          $    93    $    84
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $   183    $   189
Operating profit                                         42         45
Other income (expense) - net                             (7)        (5)
                                                    -------    -------
Income before income taxes                               35         40
Income taxes                                             11         14
                                                    -------    -------
Income from discontinued operations                 $    24    $    26
                                                    =======    =======

Business Segment Information
                                                       Year to Date
                                                           2000
                                                     Mar 31     Jun 30
-----------------------------------------------------------------------
(Millions)                                        (unaudited)(unaudited)

Net sales of continuing operations
  Automotive                                        $   407    $   803
  Fluid Power                                           665      1,346
  Industrial & Commercial Controls                      579      1,183
  Truck                                                 443        848
                                                    -------    -------
Total ongoing operations                              2,094      4,180
Divested operations                                      90        173
                                                    -------    -------
Total net sales                                     $ 2,184    $ 4,353
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $    67    $   130
  Fluid Power                                            67        136
  Industrial & Commercial Controls                       49        114
  Truck                                                  60        112
                                                    -------    -------
Total ongoing operations                                243        492

Divested operations                                       6          8
Amortization of goodwill & other intangible assets      (23)       (48)
Interest expense - net                                  (44)       (89)
Gain on sales of businesses
Corporate & other - net                                  (6)        (1)
                                                    -------    -------
Income from continuing operations before
  income taxes                                          176        362
Income taxes of continuing operations                    63        126
                                                    -------    -------
Income from continuing operations                       113        236
Income from discontinued operations                      18         40
                                                    -------    -------
Net income                                          $   131    $   276
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $   141    $   307
Operating profit                                         27         60
Other income (expense) - net                             (2)        (3)
                                                    -------    -------
Income before income taxes                               25         57
Income taxes                                              7         17
                                                    -------    -------
Income from discontinued operations                 $    18    $    40
                                                    =======    =======

Business Segment Information
                                                        Year to Date
                                                            2000
                                                    Sept 30     Dec 31
----------------------------------------------------------------------
(Millions)                                        (unaudited)

Net sales of continuing operations
  Automotive                                        $ 1,149    $ 1,502
  Fluid Power                                         1,976      2,607
  Industrial & Commercial Controls                    1,805      2,421
  Truck                                               1,183      1,456
                                                    -------    -------
Total ongoing operations                              6,113      7,986
Divested operations                                     248        323
                                                    -------    -------
Total net sales                                     $ 6,361    $ 8,309
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $   168    $   214
  Fluid Power                                           180        235
  Industrial & Commercial Controls                      187        251
  Truck                                                 119        107
                                                    -------    -------
Total ongoing operations                                654        807

Divested operations                                      10          8
Amortization of goodwill & other intangible assets      (71)       (95)
Interest expense - net                                 (131)      (177)
Gain on sales of businesses
Corporate & other - net                                   5          9
                                                    -------    -------
Income from continuing operations before
  income taxes                                          467        552
Income taxes of continuing operations                   162        189
                                                    -------    -------
Income from continuing operations                       305        363
Income from discontinued operations                      64         90
                                                    -------    -------
Net income                                          $   369    $   453
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $   490    $   679
Operating profit                                        102        147
Other income (expense) - net                            (10)       (15)
                                                    -------    -------
Income before income taxes                               92        132
Income taxes                                             28         42
                                                    -------    -------
Income from discontinued operations                 $    64    $    90
                                                    =======    =======

Business Segment Information
                                                    Three months ended
                                                           1999
                                                     Mar 31     Jun 30
-----------------------------------------------------------------------
(Millions)                                        (unaudited)(unaudited)

Net sales of continuing operations
  Automotive                                        $   383    $   384
  Fluid Power                                           159        661
  Industrial & Commercial Controls                      512        578
  Truck                                                 382        407
                                                    -------    -------
Total ongoing operations                              1,436      2,030
Divested operations                                     168        172
                                                    -------    -------
Total net sales                                     $ 1,604    $ 2,202
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $    58    $    58
  Fluid Power                                            22         60
  Industrial & Commercial Controls                       27         49
  Truck                                                  60         61
                                                    -------    -------
Total ongoing operations                                167        228

Divested operations                                      18         23
Amortization of goodwill & other intangible assets      (13)       (25)
Interest expense - net                                  (21)       (44)
Gain on sales of businesses
Corporate & other - net                                 (13)        (5)
                                                    -------    -------
Income from continuing operations before
  income taxes                                          138        177
Income taxes of continuing operations                    43         59
                                                    -------    -------
Income from continuing operations                        95        118
Income from discontinued operations                     (11)         7
                                                    -------    -------
Net income                                          $    84    $   125
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $    57    $    98
Operating profit                                        (12)        10
Other income (expense) - net                             (3)        (1)
                                                    -------    -------
Income before income taxes                              (15)         9
Income taxes                                             (4)         2
                                                    -------    -------
Income from discontinued operations                 $   (11)   $     7
                                                    =======    =======

Business Segment Information
                                                    Three months ended
                                                           1999
                                                    Sept 30     Dec 31
------------------------------------------------------------------------
(Millions)                                        (unaudited)(unaudited)

Net sales of continuing operations
  Automotive                                        $   359    $   369
  Fluid Power                                           614        602
  Industrial & Commercial Controls                      587        597
  Truck                                                 414        427
                                                    -------    -------
Total ongoing operations                              1,974      1,995
Divested operations                                     144         86
                                                    -------    -------
Total net sales                                     $ 2,118    $ 2,081
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $    45    $    50
  Fluid Power                                            43         52
  Industrial & Commercial Controls                       54         51
  Truck                                                  67         47
                                                    -------    -------
Total ongoing operations                                209        200

Divested operations                                      13         12
Amortization of goodwill & other intangible assets      (24)       (24)
Interest expense - net                                  (46)       (41)
Gain on sales of businesses                             133        207
Corporate & other - net                                 (11)
                                                    -------    -------
Income from continuing operations before
  income taxes                                          274        354
Income taxes of continuing operations                    99        139
                                                    -------    -------
Income from continuing operations                       175        215
Income from discontinued operations                       9          9
                                                    -------    -------
Net income                                          $   184    $   224
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $   109    $   133
Operating profit                                         16         17
Other income (expense) - net                             (4)        (3)
                                                    -------    -------
Income before income taxes                               12         14
Income taxes                                              3          5
                                                    -------    -------
Income from discontinued operations                 $     9    $     9
                                                    =======    =======

Business Segment Information
                                                       Year to Date
                                                           1999
                                                     Mar 31     Jun 30
-----------------------------------------------------------------------
(Millions)                                        (unaudited)(unaudited)

Net sales of continuing operations
  Automotive                                        $   383    $   767
  Fluid Power                                           159        820
  Industrial & Commercial Controls                      512      1,090
  Truck                                                 382        789
                                                    -------    -------
Total ongoing operations                              1,436      3,466
Divested operations                                     168        340
                                                    -------    -------
Total net sales                                     $ 1,604    $ 3,806
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $    58    $   116
  Fluid Power                                            22         82
  Industrial & Commercial Controls                       27         76
  Truck                                                  60        121
                                                    -------    -------
Total ongoing operations                                167        395

Divested operations                                      18         41
Amortization of goodwill & other intangible assets      (13)       (38)
Interest expense - net                                  (21)       (65)
Gain on sales of businesses                                          0
Corporate & other - net                                 (13)       (18)
                                                    -------    -------
Income from continuing operations before
  income taxes                                          138        315
Income taxes of continuing operations                    43        102
                                                    -------    -------
Income from continuing operations                        95        213
Income from discontinued operations                     (11)        (4)
                                                    -------    -------
Net income                                          $    84    $   209
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $    57    $   155
Operating profit                                        (12)        (2)
Other income (expense) - net                             (3)        (4)
                                                    -------    -------
Income before income taxes                              (15)        (6)
Income taxes                                             (4)        (2)
                                                    -------    -------
Income from discontinued operations                 $   (11)   $    (4)
                                                    =======    =======

Business Segment Information
                                                       Year to Date
                                                           1999
                                                    Sept 30     Dec 31
----------------------------------------------------------------------
(Millions)                                        (unaudited)

Net sales of continuing operations
  Automotive                                        $ 1,126    $ 1,495
  Fluid Power                                         1,434      2,036
  Industrial & Commercial Controls                    1,677      2,274
  Truck                                               1,203      1,630
                                                    -------    -------
Total ongoing operations                              5,440      7,435
Divested operations                                     484        570
                                                    -------    -------
Total net sales                                     $ 5,924    $ 8,005
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $   161    $   211
  Fluid Power                                           125        177
  Industrial & Commercial Controls                      130        181
  Truck                                                 188        235
                                                    -------    -------
Total ongoing operations                                604        804

Divested operations                                      54         66
Amortization of goodwill & other intangible assets      (62)       (86)
Interest expense - net                                 (111)      (152)
Gain on sales of businesses                             133        340
Corporate & other - net                                 (29)       (29)
                                                    -------    -------
Income from continuing operations before
  income taxes                                          589        943
Income taxes of continuing operations                   201        340
                                                    -------    -------
Income from continuing operations                       388        603
Income from discontinued operations                       5         14
                                                    -------    -------
Net income                                          $   393    $   617
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $   264    $   397
Operating profit                                         14         31
Other income (expense) - net                             (8)       (11)
                                                    -------    -------
Income before income taxes                                6         20
Income taxes                                              1          6
                                                    -------    -------
Income from discontinued operations                 $     5    $    14
                                                    =======    =======

Business Segment Information
                                                    Three months ended
                                                           1998
                                                     Mar 31     Jun 30
-----------------------------------------------------------------------
(Millions)                                        (unaudited)(unaudited)

Net sales of continuing operations
  Automotive                                        $   352    $   355
  Fluid Power                                           178        180
  Industrial & Commercial Controls                      509        553
  Truck                                                 374        378
                                                    -------    -------
Total ongoing operations                              1,413      1,466
Divested operations                                     195        153
                                                    -------    -------
Total net sales                                     $ 1,608    $ 1,619
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $    44    $    51
  Fluid Power                                            34         35
  Industrial & Commercial Controls                       22         46
  Truck                                                  52         61
                                                    -------    -------
Total ongoing operations                                152        193

Divested operations                                      23         17
Amortization of goodwill & other intangible assets      (15)       (11)
Interest expense - net                                  (21)       (23)
Gain on sales of businesses                              43          0
Corporate & other - net                                 (11)        (5)
                                                    -------    -------
Income from continuing operations before
  income taxes                                          171        171
Income taxes of continuing operations                    56         51
                                                    -------    -------
Income from continuing operations                       115        120
Income from discontinued operations                     (10)        (6)
                                                    -------    -------
Net income                                          $   105    $   114
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $    79    $    93
Operating profit                                        (14)        (8)
Other income (expense) - net                             (2)        (2)
                                                    -------    -------
Income before income taxes                              (16)       (10)
Income taxes                                             (6)        (4)
                                                    -------    -------
Income from discontinued operations                 $   (10)   $    (6)
                                                    =======    =======

Business Segment Information
                                                    Three months ended
                                                           1998
                                                    Sept 30     Dec 31
-----------------------------------------------------------------------
(Millions)                                        (unaudited)(unaudited)

Net sales of continuing operations
  Automotive                                        $   333    $   364
  Fluid Power                                           168        155
  Industrial & Commercial Controls                      559        524
  Truck                                                 368        358
                                                    -------    -------
Total ongoing operations                              1,428      1,401
Divested operations                                     143        159
                                                    -------    -------
Total net sales                                     $ 1,571    $ 1,560
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $    41    $    50
  Fluid Power                                            26         22
  Industrial & Commercial Controls                       44         28
  Truck                                                  50         38
                                                    -------    -------
Total ongoing operations                                161        138

Divested operations                                       7         11
Amortization of goodwill & other intangible assets      (13)       (16)
Interest expense - net                                  (23)       (21)
Gain on sales of businesses                               0          0
Corporate & other - net                                  21          9
                                                    -------    -------
Income from continuing operations before
  income taxes                                          153        121
Income taxes of continuing operations                    50         29
                                                    -------    -------
Income from continuing operations                       103         92
Income from discontinued operations                     (45)       (20)
                                                    -------    -------
Net income                                          $    58    $    72
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $    49    $    46
Operating profit                                        (72)       (29)
Other income (expense) - net                             (2)        (2)
                                                    -------    -------
Income before income taxes                              (74)       (31)
Income taxes                                            (29)       (11)
                                                    -------    -------
Income from discontinued operations                 $   (45)   $   (20)
                                                    =======    =======

Business Segment Information
                                                       Year to Date
                                                           1998
                                                     Mar 31     Jun 30
-----------------------------------------------------------------------
(Millions)                                        (unaudited)(unaudited)

Net sales of continuing operations
  Automotive                                        $   352    $   707
  Fluid Power                                           178        358
  Industrial & Commercial Controls                      509      1,062
  Truck                                                 374        752
                                                    -------    -------
Total ongoing operations                              1,413      2,879
Divested operations                                     195        348
                                                    -------    -------
Total net sales                                     $ 1,608    $ 3,227
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $    44    $    95
  Fluid Power                                            34         69
  Industrial & Commercial Controls                       22         68
  Truck                                                  52        113
                                                    -------    -------
Total ongoing operations                                152        345

Divested operations                                      23         40
Amortization of goodwill & other intangible assets      (15)       (26)
Interest expense - net                                  (21)       (44)
Gain on sales of businesses                              43         43
Corporate & other - net                                 (11)       (16)
                                                    -------    -------
Income from continuing operations before
  income taxes                                          171        342
Income taxes of continuing operations                    56        107
                                                    -------    -------
Income from continuing operations                       115        235
Income from discontinued operations                     (10)       (16)
                                                    -------    -------
Net income                                          $   105    $   219
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $    79    $   172
Operating profit                                        (14)       (22)
Other income (expense) - net                             (2)        (4)
                                                    -------    -------
Income before income taxes                              (16)       (26)
Income taxes                                             (6)       (10)
                                                    -------    -------
Income from discontinued operations                 $   (10)   $   (16)
                                                    =======    =======

Business Segment Information
                                                       Year to Date
                                                           1998
                                                    Sept 30     Dec 31
----------------------------------------------------------------------
(Millions)                                        (unaudited)

Net sales of continuing operations
  Automotive                                        $ 1,040    $ 1,404
  Fluid Power                                           526        681
  Industrial & Commercial Controls                    1,621      2,145
  Truck                                               1,120      1,478
                                                    -------    -------
Total ongoing operations                              4,307      5,708
Divested operations                                     491        650
                                                    -------    -------
Total net sales                                     $ 4,798    $ 6,358
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $   136    $   186
  Fluid Power                                            95        117
  Industrial & Commercial Controls                      112        140
  Truck                                                 163        201
                                                    -------    -------
Total ongoing operations                                506        644

Divested operations                                      47         58
Amortization of goodwill & other intangible assets      (39)       (55)
Interest expense - net                                  (67)       (88)
Gain on sales of businesses                              43         43
Corporate & other - net                                   5         14
                                                    -------    -------
Income from continuing operations before
  income taxes                                          495        616
Income taxes of continuing operations                   157        186
                                                    -------    -------
Income from continuing operations                       338        430
Income from discontinued operations                     (61)       (81)
                                                    -------    -------
Net income                                          $   277    $   349
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $   221    $   267
Operating profit                                        (94)      (123)
Other income (expense) - net                             (6)        (8)
                                                    -------    -------
Income before income taxes                             (100)      (131)
Income taxes                                            (39)       (50)
                                                    -------    -------
Income from discontinued operations                 $   (61)   $   (81)
                                                    =======    =======

Business Segment Information
                                                    Three months ended
                                                           1997
                                                     Mar 31     Jun 30
-----------------------------------------------------------------------
(Millions)                                        (unaudited)(unaudited)

Net sales of continuing operations
  Automotive                                        $   315    $   330
  Fluid Power                                           160        170
  Industrial & Commercial Controls                      496        527
  Truck                                                 255        275
                                                    -------    -------
Total ongoing operations                              1,226      1,302
Divested operations                                     485        500
                                                    -------    -------
Total net sales                                     $ 1,711    $ 1,802
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $    47    $    51
  Fluid Power                                            30         34
  Industrial & Commercial Controls                       38         48
  Truck                                                  26         32
                                                    -------    -------
Total ongoing operations                                141        165

Divested operations                                      40         49
Amortization of goodwill & other intangible assets       (9)       (10)
Interest expense - net                                  (19)       (18)
Gain on sales of businesses                               0          0
Corporate & other - net                                  (7)        (8)
                                                    -------    -------
Income from continuing operations before
  income taxes                                          146        178
Income taxes of continuing operations                    44         56
                                                    -------    -------
Income from continuing operations before
  extraordinary item                                    102        122
Extraordinary item                                        0          0
                                                    -------    -------
Income from continuing operations                       102        122
Income from discontinued operations                      (1)         4
                                                    -------    -------
Net income                                          $   101    $   126
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $    78    $   107
Operating profit                                          0          3
Other income (expense) - net                             (1)         1
                                                    -------    -------
Income before income taxes                               (1)         4
Income taxes                                              0          0
                                                    -------    -------
Income from discontinued operations                 $    (1)   $     4
                                                    =======    =======

Business Segment Information
                                                    Three months ended
                                                           1997
                                                    Sept 30     Dec 31
-----------------------------------------------------------------------
(Millions)                                        (unaudited)(unaudited)

Net sales of continuing operations
  Automotive                                        $   303    $   317
  Fluid Power                                           163        164
  Industrial & Commercial Controls                      546        522
  Truck                                                 303        344
                                                    -------    -------
Total ongoing operations                              1,315      1,347
Divested operations                                     485        444
                                                    -------    -------
Total net sales                                     $ 1,800    $ 1,791
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $    35    $    39
  Fluid Power                                            31         28
  Industrial & Commercial Controls                       56         40
  Truck                                                  37         54
                                                    -------    -------
Total ongoing operations                                159        161

Divested operations                                      44         34
Amortization of goodwill & other intangible assets      (12)       (15)
Interest expense - net                                  (21)       (22)
Gain on sales of businesses                               0         91
Corporate & other - net                                  (2)       (11)
                                                    -------    -------
Income from continuing operations before
  income taxes                                          168        238
Income taxes of continuing operations                    41         63
                                                    -------    -------
Income from continuing operations before
  extraordinary item                                    127        175
Extraordinary item                                        0        (54)
                                                    -------    -------
Income from continuing operations                       127        121
Income from discontinued operations                     (73)         8
                                                    -------    -------
Net income                                          $    54    $   129
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $   131    $   143
Operating profit                                         16         10
Other income (expense) - net                            (89)        (2)
                                                    -------    -------
Income before income taxes                              (73)         8
Income taxes                                              0          0
                                                    -------    -------
Income from discontinued operations                 $   (73)   $     8
                                                    =======    =======

Business Segment Information
                                                       Year to Date
                                                           1997
                                                     Mar 31     Jun 30
-----------------------------------------------------------------------
(Millions)                                        (unaudited)(unaudited)

Net sales of continuing operations
  Automotive                                        $   315    $   645
  Fluid Power                                           160        330
  Industrial & Commercial Controls                      496      1,023
  Truck                                                 255        530
                                                    -------    -------
Total ongoing operations                              1,226      2,528
Divested operations                                     485        985
                                                    -------    -------
Total net sales                                     $ 1,711    $ 3,513
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $    47    $    98
  Fluid Power                                            30         64
  Industrial & Commercial Controls                       38         86
  Truck                                                  26         58
                                                    -------    -------
Total ongoing operations                                141        306

Divested operations                                      40         89
Amortization of goodwill & other intangible assets       (9)       (19)
Interest expense - net                                  (19)       (37)
Gain on sales of businesses                               0          0
Corporate & other - net                                  (7)       (15)
                                                    -------    -------
Income from continuing operations before
  income taxes                                          146        324
Income taxes of continuing operations                    44        100
                                                    -------    -------
Income from continuing operations before
  extraordinary item                                    102        224
Extraordinary item                                        0          0
                                                    -------    -------
Income from continuing operations                       102        224
Income from discontinued operations                      (1)         3
                                                    -------    -------
Net income                                          $   101    $   227
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $    78    $   185
Operating profit                                          0          3
Other income (expense) - net                             (1)         0
                                                    -------    -------
Income before income taxes                               (1)         3
Income taxes                                              0          0
                                                   ---------   -------
Income from discontinued operations                 $    (1)   $     3
                                                    =======    =======



Business Segment Information
                                                       Year to Date
                                                           1997
                                                    Sept 30     Dec 31
----------------------------------------------------------------------
(Millions)                                        (unaudited)

Net sales of continuing operations
  Automotive                                        $   948    $ 1,265
  Fluid Power                                           493        657
  Industrial & Commercial Controls                    1,569      2,091
  Truck                                                 833      1,177
                                                    -------    -------
Total ongoing operations                              3,843      5,190
Divested operations                                   1,470      1,914
                                                    -------    -------
Total net sales                                     $ 5,313    $ 7,104
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $   133    $   172
  Fluid Power                                            95        123
  Industrial & Commercial Controls                      142        182
  Truck                                                  95        149
                                                    -------    -------
Total ongoing operations                                465        626

Divested operations                                     133        167
Amortization of goodwill & other intangible assets      (31)       (46)
Interest expense - net                                  (58)       (80)
Gain on sales of businesses                               0         91
Corporate & other - net                                 (17)       (28)
                                                    -------    -------
Income from continuing operations before
  income taxes                                          492        730
Income taxes of continuing operations                   141        204
                                                    -------    -------
Income from continuing operations before
  extraordinary item                                    351        526
Extraordinary item                                        0        (54)
                                                    -------    -------
Income from continuing operations                       351        472
Income from discontinued operations                     (70)       (62)
                                                    -------    -------
Net income                                          $   281    $   410
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $   316    $   459
Operating profit                                         19         29
Other income (expense) - net                            (89)       (91)
                                                    -------    -------
Income before income taxes                              (70)       (62)
Income taxes                                              0          0
                                                    -------    -------
Income from discontinued operations                 $   (70)   $   (62)
                                                    =======    =======


Business Segment Information
                                                   Three months ended
                                                           1996
                                                     Mar 31     Jun 30
-----------------------------------------------------------------------
(Millions)                                        (unaudited)(unaudited)

Net sales of continuing operations
  Automotive                                        $   307    $   323
  Fluid Power                                           156        151
  Industrial & Commercial Controls                      470        483
  Truck                                                 225        236
                                                    -------    -------
Total ongoing operations                              1,158      1,193
Divested operations                                     448        467
                                                    -------    -------
Total net sales                                     $ 1,606    $ 1,660
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $    41    $    50
  Fluid Power                                            30         26
  Industrial & Commercial Controls                       34         37
  Truck                                                  29         23
                                                    -------    -------
Total ongoing operations                                134        136

Divested operations                                      16         20
Amortization of goodwill & other intangible assets       (8)        (6)
Interest expense - net                                  (19)       (21)
Gain on sales of businesses
Corporate & other - net                                  (8)        (5)
                                                    -------    -------
Income from continuing operations before
  income taxes                                          115        124
Income taxes of continuing operations                    39         40
                                                    -------    -------
Income from continuing operations                        76         84
Income from discontinued operations                      19         19
                                                    -------    -------
Net income                                          $    95    $   103
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $   130    $   122
Operating profit                                         26         25
Other income (expense) - net                              0          0
                                                    -------    -------
Income before income taxes                               26         25
Income taxes                                              7          6
                                                    -------    -------
Income from discontinued operations                 $    19    $    19
                                                    =======    =======

Business Segment Information
                                                    Three months ended
                                                           1996
                                                    Sept 30     Dec 31
-----------------------------------------------------------------------
(Millions)                                        (unaudited)(unaudited)

Net sales of continuing operations
  Automotive                                        $   294    $   292
  Fluid Power                                           139        141
  Industrial & Commercial Controls                      508        495
  Truck                                                 233        222
                                                    -------    -------
Total ongoing operations                              1,174      1,150
Divested operations                                     451        474
                                                    -------    -------
Total net sales                                     $ 1,625    $ 1,624
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $    36    $    25
  Fluid Power                                            24         29
  Industrial & Commercial Controls                       42         36
  Truck                                                  10         (5)
                                                    -------    -------
Total ongoing operations                                112         85

Divested operations                                      25         31
Amortization of goodwill & other intangible assets      (13)       (11)
Interest expense - net                                  (20)       (19)
Gain on sales of businesses
Corporate & other - net                                   4         (5)
                                                    -------    -------
Income from continuing operations before
  income taxes                                          108         81
Income taxes of continuing operations                    29         15
                                                    -------    -------
Income from continuing operations                        79         66
Income from discontinued operations                       6          0
                                                    -------    -------
Net income                                          $    85    $    66
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $    94    $   100
Operating profit                                          8          1
Other income (expense) - net                             (1)        (1)
                                                    -------    -------
Income before income taxes                                7          0
Income taxes                                              1          0
                                                    -------    -------
Income from discontinued operations                 $     6    $     0
                                                    =======    =======

Business Segment Information
                                                       Year to Date
                                                           1996
                                                     Mar 31     Jun 30
-----------------------------------------------------------------------
(Millions)                                        (unaudited)(unaudited)

Net sales of continuing operations
  Automotive                                        $   307    $   630
  Fluid Power                                           156        307
  Industrial & Commercial Controls                      470        953
  Truck                                                 225        461
                                                    -------    -------
Total ongoing operations                              1,158      2,351
Divested operations                                     448        915
                                                    -------    -------
Total net sales                                     $ 1,606    $ 3,266
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $    41    $    91
  Fluid Power                                            30         56
  Industrial & Commercial Controls                       34         71
  Truck                                                  29         52
                                                    -------    -------
Total ongoing operations                                134        270

Divested operations                                      16         36
Amortization of goodwill & other intangible assets       (8)       (14)
Interest expense - net                                  (19)       (40)
Gain on sales of businesses
Corporate & other - net                                  (8)       (13)
                                                    -------    -------
Income from continuing operations before
  income taxes                                          115        239
Income taxes of continuing operations                    39         79
                                                    -------    -------
Income from continuing operations                        76        160
Income from discontinued operations                      19         38
                                                    -------    -------
Net income                                          $    95    $   198
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $   130    $   252
Operating profit                                         26         51
Other income (expense) - net                              0          0
                                                    -------    -------
Income before income taxes                               26         51
Income taxes                                              7         13
                                                    -------    -------
Income from discontinued operations                 $    19    $    38
                                                    =======    =======

Business Segment Information
                                                       Year to Date
                                                           1996
                                                    Sept 30     Dec 31
----------------------------------------------------------------------
(Millions)                                        (unaudited)

Net sales of continuing operations
  Automotive                                        $   924    $ 1,216
  Fluid Power                                           446        587
  Industrial & Commercial Controls                    1,461      1,956
  Truck                                                 694        916
                                                    -------    -------
Total ongoing operations                              3,525      4,675
Divested operations                                   1,366      1,840
                                                    -------    -------
Total net sales                                     $ 4,891    $ 6,515
                                                    =======    =======

Operating profit of continuing operations
  Automotive                                        $   127    $   152
  Fluid Power                                            80        109
  Industrial & Commercial Controls                      113        149
  Truck                                                  62         57
                                                    -------    -------
Total ongoing operations                                382        467

Divested operations                                      61         92
Amortization of goodwill & other intangible assets      (27)       (38)
Interest expense - net                                  (60)       (79)
Gain on sales of businesses
Corporate & other - net                                  (9)       (14)
                                                    -------    -------
Income from continuing operations before
  income taxes                                          347        428
Income taxes of continuing operations                   108        123
                                                    -------    -------
Income from continuing operations                       239        305
Income from discontinued operations                      44         44
                                                    -------    -------
Net income                                          $   283    $   349
                                                    =======    =======


Results of the discontinued semiconductor equipment operations are as follows:

Net sales                                           $   346    $   446
Operating profit                                         59         60
Other income (expense) - net                             (1)        (2)
                                                    -------    -------
Income before income taxes                               58         58
Income taxes                                             14         14
                                                    -------    -------
Income from discontinued operations                 $    44    $    44
                                                    =======    =======








Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Eaton Corporation
                                       -----------------



                                       /s/ Adrian T. Dillon
                                       -----------------------------
                                       Adrian T. Dillon
                                       Executive Vice President--Chief
                                       Financial and Planning Officer




Date: July 16, 2001